SCHEDULE OF CASH AND RESTRICTED CASH (Details) - USD ($) $ in Thousands		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Receivables [Abstract]
Cash	[1]	$ 843	$ 6,792
Restricted cash:
Cash collateral		135	125
HUD and other replacement reserves		2,155	1,914
Escrow deposits		459	700
Restricted investments for debt obligations		317	317
Total restricted cash		3,066	3,056
Total cash and restricted cash		$ 3,909	$ 9,848	$ 7,492

[1]	Includes a Medicaid overpayment of $.02 million which the Company expects to repay soon and is recorded in “Accrued Expenses” in the Company’s consolidated balance sheet as of December 31, 2022 and a Medicaid overpayment of $1.5 million as of December 31, 2021.